SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 5, 2001

UDATE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-32497	33-0835561

(Commission File Number)	(I.R.S. Employer Identification No.)

NEW ENTERPRISE HOUSE, ST. HELENS STREET, DERBY, ENGLAND (Address of Principal Executive Offices)	DE1 3GY (Zip Code)

(877) 815-2955

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

     (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events

     On September 5, 2001, uDate.com, Inc. announced its preliminary financial results for the month ended August 31, 2001.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)        Exhibits

Exhibit No.	Description

99.1	Press release dated September 5, 2001.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDATE.COM, INC.

Date: September 10, 2001	By: /s/ M. Brocklesby Michael Brocklesby Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 5, 2001.

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